ACQUISITION	12 Months Ended
Mar. 31, 2025
Business Combination [Abstract]
ACQUISITION [Text Block]

4. ACQUISITION

On June 7, 2024, the Company completed the acquisition of a 6,500 square-foot, purpose-built, operational retail cannabis dispensary located in South Reno, Nevada. The dispensary acquisition was completed pursuant to the terms of an asset purchase agreement with Deep Roots Harvest, Inc. The acquisition involved the purchase of certain assets including applicable licenses. The purchase price in connection with the dispensary acquisition was $3,500,000 paid in cash to Deep Roots Harvest, Inc. on June 7, 2024. On June 26, 2024, the South Reno dispensary opened for business under the Silver State branding.

The acquisition of the new dispensary is accounted for as an asset acquisition due to the absence of identifiable processes and the inability of the acquired assets alone to operate as a business. The allocation of the purchase price to the acquired assets is as follows:

$
Total consideration transferred	3,500,000

Assets acquired:
Property and equipment	86,353
Licenses	3,413,647
3,500,000

Acquired property and equipment consisted of fixtures and leasehold improvements and have an assessed useful life of 5 years. Licenses consist of two licenses which permit the Company to sell retail cannabis products in the State of Nevada and City of Reno, respectively. The licenses each have a useful life of 10 years.